Equity	12 Months Ended
Dec. 31, 2021
Vivid Seats Inc
Subsidiary of Limited Liability Company or Limited Partnership [Line Items]
Equity
17. E
QUITY
For periods prior to the Merger Transaction, Hoya Intermediate had Senior Preferred Units, Preferred Units, and Common Units, described below, authorized, issued and outstanding. As described in Note 1,
Background, Description of Business and Basis of Presentation
, on October 18, 2021, we consummated a series of merger transactions between Horizon, Vivid Seats Inc., and Hoya Intermediate. Subsequent to the Merger Transaction, we have two classes of common stock authorized and issued by Vivid Seats Inc.: Class A common stock and Class B common stock.
Hoya Intermediate Senior Preferred Units, Preferred Units, and Common Units
Prior to the Merger Transaction, Hoya Intermediate had authorized and issued 100 units of Redeemable Senior Preferred Units, 100 units of Redeemable Preferred Units and 100 common units.
The Senior Preferred Units held first and second priority liquidation preference: first for an amount equal to the sum of the amount of the aggregate unpaid yield and aggregate unreturned capital, and second for payment of any reasonable out-of-pocket
expenses associated with certain agreements. The Preferred Units had a liquidation preference subsequent to the Senior Preferred Units, but before the Common Units, for an amount equal to the aggregate unreturned capital.
Senior Preferred Units compounded semi-annually at a per annum yield rate of 12.5%.
Unit holders were entitled to distributions when declared by our former parent, Hoya Topco, LLC. As of December 31, 2020, no distributions toward unpaid yield or unreturned capital were made.
As of December 31, 2020 and up to the Merger Transaction, the Senior Preferred Units and Preferred Units were deemed to be currently redeemable and were measured at the maximum redemption amount, with the offset recorded to Additional paid-in
capital on the Consolidated Balance Sheets. Therefore, the Senior Preferred Units were accreted to an amount equal to their liquidation preference plus the applicable premium, and the Preferred Units were carried at an amount equal to their unreturned capital. In connection with the Merger Transaction, the Senior Preferred Units and the Preferred Units were redeemed and no longer remain outstanding.
As of December 31, 2021, 197,291,871 Common Units of Hoya Intermediate are outstanding. Vivid Seats Inc. holds 40.1% of the outstanding Common Units in Hoya intermediate as of December 31, 2021, with the remainder held by Hoya Topco.
Vivid Seats Inc. Class A Common Stock
In connection with the Merger Transaction, Vivid Seats Inc. issued 29,431,260 shares of Class A common stock. We issued an additional 2,143,438 shares of Class A common stock as part of the acquisition of Betcha. Holders of Class A common stock are entitled to full economic rights, including the right to receive dividends when and if declared by our Board, subject to any statutory or contractual restrictions on the payment of dividends and to any restrictions on the payment of dividends imposed by the terms of any outstanding preferred stock.
Each holder of Class A common stock is entitled to one vote for each share of Class A common stock held.
Vivid Seats Inc. Class B Common Stock
In connection with the Merger Transaction, Vivid Seats Inc. issued 118,200,000 shares of Class B common stock. Holders of Class B common stock do not have economic rights but are entitled to one vote for each share of Class B common stock held.
Holders of Class A common stock and Class B common stock vote as a single class on all matters
requiring a shareholder vote. Following the Merger Transaction, the quantity of Vivid Seats Inc. Class A common stock and Class B common stock is equal to the quantity of Hoya Intermediate common units outstanding.

Warrants
In connection with the Merger Transaction, we issued Public Warrants, Private Warrants, and Exercise Warrants (collectively, the “Class A Warrants”), which are recorded as a component of equity.